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               SECURITIES AND EXCHANGE COMMISSION


                    WASHINGTON, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 of 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 13,1999


                     Fritz Companies, Inc.
     (Exact name of registrant as specified in its charter)



     Delaware                      0-20548              94-3083515
(State or other jurisdiction  (Commission File        (IRS Employer
      of incorporation)         Number)             Identification No.)



  706    Mission   Street,   San   Francisco,   California    94103
(Address of principal executive offices)                   (Zip Code)



Registrant's  telephone number, including area code   (415) 904-8360


                        Inapplicable
  (Former name or former address if changed since last report)






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Item 5.   Other Events

          On January 13, 1999, the Company issued a press release
          announcing  the appointment of two key  executives.   A
          copy of the press release is attached as Exhibit 1.

Item 7.   Financial Statement and Exhibits

          (c)  See the attached Exhibit Index.









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                           SIGNATURES



Pursuant  to the requirements of the Securities Exchange  Act  of

1934, the Registrant has duly caused this report to be signed  on its behalf by the undersigned hereunto duly authorized.

                              FRITZ COMPANIES, INC.



              By                         /S/ LYNN C. FRITZ/
                                           Lynn C. Fritz
                               Chairman of the Board and Chief Executive
                               Officer (Principal Executive Officer)


Dated:  January 13, 1999


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                          EXHIBIT INDEX

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Number         Exhibit                                      Page

1              Press release dated January 13, 1999.        2
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